UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2017

Limoneira Company

(Exact name of registrant as specified in its charter)

Delaware	001-34755	77-0260692
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification
of incorporation)		No.)

1141 Cummings Road

Santa Paula, CA 93060

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (805) 525-5541

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5	Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b)

On September 26, 2017, Joseph D. Rumley informed the Board of Directors (the “Board”) of Limoneira Company (the “Company”) of his intention to resign from his position as the Company’s Chief Financial Officer, Treasurer and Corporate Secretary, to pursue other opportunities. Mr. Rumley’s intention to resign does not reflect any disagreement or dispute with the Company on any matter relating to the Company’s operations, policies, or practices. The effective date of Mr. Rumley’s resignation has not yet been determined, but is expected to be in January 2018. The Company has commenced a process to identify and retain a successor to Mr. Rumley. Mr. Rumley has indicated his intention to assist in the transition of his duties and responsibilities.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

(a)

On September 26, 2017, the Board approved and adopted amendments to the Company’s existing Code of Ethics, effective immediately (as so amended, the “Code”). The Code applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller, persons performing similar functions, as well as to the directors, officers, and employees of the Company.

The Code was revised and updated to, among other things: (i) clarify to whom the Code applies; (ii) expand the list of individuals with whom Covered Persons (as defined therein) must deal fairly; (iii) expand the non-retaliation provisions applicable to Covered Persons; and (iv) require that each Covered Person cooperate in any internal investigation of alleged misconduct or violations of the Code. The Code also includes revised provisions related to: (i) compliance with laws; (ii) conflicts of interests; (iii) corporate opportunity; (iv) protection of Company assets; (v) disclosure and compliance; and (vi) waivers. Additionally, the amendments to the Code included a number of technical, administrative, and other non-substantive changes. The foregoing summary of the Code does not purport to be a complete description and is qualified in its entirety by reference to the full text of the Code, attached hereto as Exhibit 14.1 to this Current Report on Form 8-K, which is incorporated herein by reference. The Code is also available on the Company’s website at www.limoneira.com under the “Investor – Corporate Governance” link. The information contained on or accessible through the Company’s website shall not be deemed to be a part of this Current Report on Form 8-K.

Section 9	Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

(d)

14.1	Code of Ethics, as amended September 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 27, 2017	LIMONEIRA COMPANY

By: /s/ Joseph D. Rumley
Joseph D. Rumley
Chief Financial Officer, Treasurer and Corporate Secretary